CARLYLE CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS (Unaudited)

As of June 30, 2024

(expressed in U.S. dollars)

Issuer (1)(6)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO - Equity(4)(5)
522 Funding CLO 2021-7, Ltd.	Subordinated Notes (effective yield 19.19%, 4/23/2034)	7/27/2023	$4,505,000	$2,710,790	$2,401,647	2.40%
AGL CLO 17, Ltd.	Subordinated Notes (effective yield 16.72%, 1/21/2035)	5/06/2024	2,750,000	2,151,875	2,105,604	2.10%
Aimco CLO 10, Ltd.	Subordinated Notes (effective yield 23.34%, 7/22/2032)	11/27/2023	11,071,800	6,096,221	6,489,878	6.48%
Aimco CLO 14, Ltd.	Subordinated Notes (effective yield 15.75%, 4/20/2034)	7/17/2023	6,200,000	4,557,259	4,486,567	4.48%
Apidos CLO XXXIX, Ltd.	Subordinated Notes (effective yield 16.80%, 4/21/2035)	5/02/2024	5,710,000	4,185,145	4,078,010	4.07%
Ares LIX CLO, Ltd.	Subordinated Notes (effective yield 22.27%, 4/25/2034)	12/07/2023	8,000,000	4,835,938	5,022,869	5.01%
Ares LVI CLO, Ltd.	Subordinated Notes (effective yield 21.71%, 10/25/2034)	8/24/2023	3,900,000	2,482,200	2,626,394	2.62%
Ares LX CLO, Ltd.	Subordinated Notes (effective yield 23.79%, 7/18/2034)	11/29/2023	1,600,000	837,327	935,232	0.93%
Ballyrock CLO 15, Ltd.	Subordinated Notes (effective yield 17.33%, 4/15/2034)	8/16/2023	5,000,000	3,402,606	3,398,493	3.39%
Ballyrock CLO 18, Ltd.	Subordinated Notes (effective yield 16.09%, 1/15/2035)	8/16/2023	2,500,000	1,764,653	1,582,605	1.58%
Ballyrock CLO 19, Ltd.	Subordinated Notes (effective yield 21.46%, 4/20/2035)	5/06/2024	3,000,000	1,935,000	1,861,716	1.86%
Barings CLO, Ltd. 2019-III	Subordinated Notes (effective yield 36.07%, 4/20/2031)	12/13/2023	5,250,000	2,539,896	2,179,304	2.18%
Barings CLO, Ltd. 2021-I	Subordinated Notes (effective yield 21.46%, 4/25/2034)	7/17/2023	3,400,000	2,076,759	1,957,988	1.95%
Benefit Street Partners CLO XXIII, Ltd.	Subordinated Notes (effective yield 20.63%, 4/25/2034)	8/02/2023	10,000,000	6,990,417	7,360,637	7.35%
CIFC Funding 2020-III, Ltd.	Subordinated Notes (effective yield 17.30%, 10/20/2034)	9/20/2023	8,750,000	6,732,472	6,327,207	6.32%
Elmwood CLO 16, Ltd.	Subordinated Notes (effective yield 16.22%, 4/20/2034)	8/10/2023	6,000,000	3,669,693	3,887,034	3.88%
Elmwood CLO VI, Ltd.	Subordinated Notes (effective yield 19.02%, 10/20/2034)	7/17/2023	2,000,000	1,384,716	1,350,631	1.35%
Elmwood CLO VII, Ltd.	Subordinated Notes (effective yield 23.55%, 1/17/2034)	7/17/2023	2,000,000	1,116,204	1,091,807	1.09%
Galaxy XXII CLO, Ltd.	Subordinated Notes (effective yield 20.75%, 4/16/2034)	12/15/2023	3,560,000	1,944,292	1,650,114	1.65%
Invesco CLO 2021-1, Ltd.	Subordinated Notes (effective yield 19.34%, 4/15/2034)	9/20/2023	5,000,000	3,261,307	2,833,018	2.83%
Invesco CLO 2022-1, Ltd.	Subordinated Notes (effective yield 21.42%, 4/20/2035)	10/25/2023	5,500,000	3,306,693	3,065,880	3.06%
KKR CLO 25, Ltd.	Subordinated Notes (effective yield 21.47%, 7/15/2034)	12/11/2023	2,500,000	1,653,027	1,667,509	1.66%
KKR CLO 31, Ltd.	Subordinated Notes (effective yield 20.66%, 4/20/2034)	12/7/2023	6,000,000	4,215,980	4,002,603	4.00%
KKR CLO 33, Ltd.	Subordinated Notes (effective yield 20.94%, 7/20/2034)	9/13/2023	5,000,000	3,335,795	3,192,476	3.19%
Madison Park Funding LXII, Ltd.	Subordinated Notes (effective yield 16.85%, 7/17/2036)	7/25/2023	12,000,000	8,771,495	7,028,718	7.01%
Magnetite XIX, Ltd.	Subordinated Notes (effective yield 16.15%, 4/17/2034)	9/15/2023	8,614,583	5,398,569	4,742,705	4.73%
MidOcean Credit CLO XI, Ltd.	Subordinated Notes (effective yield 24.76%, 10/18/2033)	1/12/2024	6,250,000	3,912,718	3,565,365	3.56%
MidOcean Credit CLO XIV, Ltd.	Subordinated Notes (effective yield 15.58%, 4/15/2037)	2/15/2024	6,750,000	4,819,499	4,740,794	4.73%
Neuberger Berman Loan Advisers CLO 38, Ltd.	Subordinated Notes (effective yield 19.61%, 10/20/2035)	8/1/2023	9,500,000	5,649,492	5,388,139	5.38%
Neuberger Berman Loan Advisers CLO 41, Ltd.	Subordinated Notes (effective yield 18.70%, 4/15/2034)	11/1/2023	4,500,000	2,793,069	2,596,884	2.59%
Niagara Park CLO, Ltd.	Subordinated Notes (effective yield 34.56%, 7/17/2032)	12/1/2023	6,850,000	3,598,789	3,445,880	3.44%
OCP CLO 2015-9, Ltd.	Subordinated Notes (effective yield 28.45%, 1/15/2033)	12/6/2023	13,000,000	4,644,443	4,557,115	4.55%

CARLYLE CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS (Unaudited)

As of June 30, 2024

(expressed in U.S. dollars)

Issuer (1)(6)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
Octagon 55, Ltd.	Subordinated Notes (effective yield 22.76%, 7/20/2034)	7/19/2023	$6,000,000	$3,341,967	$3,042,406	3.04%
OHA Credit Partners XIII, Ltd.	Subordinated Notes (effective yield 21.76%, 10/21/2034)	7/17/2023	2,950,000	1,668,768	2,157,219	2.15%
RR 2, Ltd.	Subordinated Notes (effective yield 17.02%, 4/15/2036)	1/18/2024	11,000,000	6,701,276	5,776,899	5.77%
RR 6, Ltd.	Subordinated Notes (effective yield 23.45%, 4/15/2036)	4/25/2024	2,206,250	1,620,601	1,554,788	1.55%
Signal Peak CLO 10, Ltd.	Subordinated Notes (effective yield 21.96%, 1/24/2035)	3/28/2024	3,000,000	1,642,077	1,428,215	1.43%
Voya CLO 2020-2, Ltd.	Subordinated Notes (effective yield 18.65%, 7/19/2034)	8/2/2023	10,500,000	8,213,042	7,302,748	7.29%
Voya CLO 2020-3, Ltd.	Subordinated Notes (effective yield 18.56%, 10/20/2034)	8/3/2023	4,000,000	2,949,109	2,770,445	2.77%
Total CLO Equity				$142,911,179	$135,653,543	135.42%
CLO - Subordinated Fee Note (4)(5)
Invesco CLO 2022-1, Ltd.	Subordinated Fee Notes (effective yield 32.05%, 4/20/2035)	10/25/2023	$550,000	$126,116	$131,208	0.13%
Neuberger Berman Loan Advisers CLO 38, Ltd.	Subordinated Fee Notes (effective yield 21.88%, 10/20/2035)	8/1/2023	69,788	49,633	41,156	0.04%
Total CLO Subordinated Fee Notes				$175,749	$172,364	0.17%
Real Estate(7)
Moores Crossing - Travis County, TX		7/14/2023	$4,000,000	$4,003,879	$2,175,000	2.17%

Total Investments				$147,090,807	$138,000,907	137.77%

Cash Equivalents
U.S. Bank MMDA	Money Market Deposit Account		$8,013,669	$8,013,669	$8,013,669	8.00%

Total Investments and Cash Equivalents				$155,104,476	$146,014,576	145.77%

(1)	The Fund is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to "control" an issuer if it owned 25% or more of its voting securities.

(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Fund at the time of the Fund's formation.

(3)	Fair value is determined by the Adviser in accordance with the written valuation policies and procedures, subject to oversight by the Fund's Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.

(4)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be "restricted securities." As of June 30, 2024, the aggregate fair value of these securities is $135,825,907, or 135.59% of the Fund's net assets.

(5)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Fund's policy to calculate the effective yield for each CLO equity position held within the Fund's portfolio at the initiation of each investment and to update it each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of June 30, 2024, the Fund's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 20.26%.

(6)	The fair value of the investment was determined using significant unobservable inputs. See “Note 3. Fair Value Measurements.”

(7)	The Fund inherited a non-income producing defaulted real estate loan from VCIF that was not included in the legacy portfolio sale. Pursuant to a deed-in-lieu of foreclosure on August 10, 2023, the Fund has ownership of the real estate.

See accompanying Notes to Schedule of Investments

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

As of June 30, 2024

1. ORGANIZATION

Carlyle Credit Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on April 8, 2011. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund currently has one class of common shares which commenced operations on December 30, 2011. The Fund was previously named Vertical Capital Income Fund (“VCIF”) and was managed by its Adviser, Oakline Advisors LLC (“Oakline”). Effective at the close of business on July 14, 2023, the Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C.

On January 12, 2023, the Fund entered into a definitive agreement (the “Transaction Agreement”) with the Adviser pursuant to which, among other things, CGCIM would become the investment adviser to the Fund (the “Transaction”). Pursuant to the Transaction Agreement, the investment advisory agreement between the Fund and Oakline terminated at or near the closing of the Transaction (the “Closing”). As a result, the holders of the Fund’s common shares (“Shareholders”) were asked to approve a new investment advisory agreement between the Fund and CGCIM and to approve certain other proposals upon which the Closing was conditioned. The Shareholders approved the new Investment Advisory Agreement and the other proposals at a shareholder meeting on June 15, 2023, followed by the Closing, which occurred on July 14, 2023. In connection with Closing, (i) the Fund sold existing investments with a gross asset value equal to approximately 97% of the total gross asset value of such investments as of August 31, 2022, subject to certain exclusions; (ii) CGCIM replaced Oakline as the Fund’s new investment adviser; (iii) the Fund’s investment strategy was changed to invest primarily in debt and equity tranches issued by collateralized loan obligations; (iv) each of the Fund’s trustees and officers were replaced; (v) the Fund changed its name on July 14, 2023 from Vertical Capital Income Fund to Carlyle Credit Income Fund; and (vi) on July 27, 2023 the Fund’s common shares began trading on NYSE under the symbol “CCIF.” In addition, Shareholders of the Fund received a special one-time payment of $10,000,000 from CGCIM (or one of its affiliates), or approximately $0.96 per common share.

Following the closing of the Transaction and pursuant to the Transaction Agreement, (i) CG Subsidiary Holdings L.L.C., an affiliate of the Adviser (the “Purchaser”) commenced a tender offer on July 18, 2023 to purchase up to $25,000,000 of outstanding Fund common shares at the then-current net asset value per common share (the “Tender Offer”), and (ii) the Purchaser agreed to invest $15,000,000 into the Fund through the purchase of newly issued Fund common shares at a price equal to the greater of the then-current net asset value per common share and the net asset value per common share that represents the tender offer purchase price (the “New Issuance”), and through acquiring common shares in private purchases (the “Private Purchase”).

The Tender Offer expired on August 28, 2023, and the Purchaser accepted for purchase 3,012,049 common shares at a purchase price of $8.30 per common share for an aggregate purchase price of $25,000,007, excluding fees and expenses relating to the Tender Offer.

On September 12, 2023, the Fund closed the New Issuance and issued and sold 1,269,537 common shares to the Purchaser at a purchase price of $8.52 per common share, which price represented the net asset value per common share as of the closing of the New Issuance, for an aggregate purchase price of $10,816,451.

On September 12, 2023, the Purchaser closed the Private Purchase and acquired 504,042 common shares from existing shareholders of the Fund.

Prior to the close of business on July 14, 2023, the Fund’s investment objective was to generate income by primarily investing in mortgage notes secured by residential real estate. Following the closing of the Transaction, the Fund’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLO”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with its investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.” LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times equity value prior to a CLO’s pricing. The CLO securities in which the Fund primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which the Fund invests are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies the Fund’s risk of loss on such investments.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The schedule of investments has been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value. The Fund’s fiscal year ends on September 30, and unless otherwise noted, references to fiscal year or year are for fiscal years ended September 30.

Use of Estimates

The preparation of the schedule of investments in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts reported in the schedule of investments and accompanying notes. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies.

Investments

Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3. Fair Value Measurements, for further information.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. The Fund’s cash and cash equivalents are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit. The Fund classifies cash equivalents as Level I in the fair value hierarchy. Cash equivalents are carried at cost or amortized cost which approximates fair value.

Interest from Investments

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the U.S. GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the quarterly period.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.

Interest Expense

Interest expense includes the Fund’s dividends associated with its 8.75% Series A Term Preferred Shares due October 31, 2028 (the “Series A Term Preferred Shares”). Interest expense also includes the Fund’s amortization of deferred issuance costs associated with its Series A Term Preferred Shares.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid ATM program expenses represent fees and expenses incurred in connection with the ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount and are charged to paid-in-capital. Any remaining prepaid expense balance associated with the ATM program is charged to expense at the earlier of the end of the program period or at the effective date of a new ATM program.

The Fund authorized and issued its Series A Term Preferred Shares during the nine month period ended June 30, 2024. The Fund carries its mandatory redeemable Series A Term Preferred Shares at amortized cost, and such shares are included as a liability on the Statement of Assets and Liabilities.

Deferred Issuance Costs

Deferred issuance costs consist of fees and expenses incurred in connection with the closing of the Fund’s Series A Term Preferred Shares, and are capitalized at the time of payment. These costs are amortized over the term of the Series A Term Preferred Shares. The amortized expenses are included in interest expense in the Fund’s financial statements. The unamortized deferred issuance costs are included on the Fund’s Statement of Assets and Liabilities as a direct deduction from the related mandatory redeemable preferred share liability.

Income Taxes

For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Dividends

The composition of distributions paid to common shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common shareholders are recorded as a liability on ex-dividend date.

The Fund has an “opt out” Dividend Reinvestment Plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the Dividend Reinvestment Plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by the Transfer Agent, the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.

Functional Currency

The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency translation gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

3. FAIR VALUE MEASUREMENTS

The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from a pricing vendor is inaccurate or unreliable, the Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

●	Level 1— inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

●	Level 2— inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

●	Level 3— inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the nine month period ended June 30, 2024, there were no transfers.

The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of June 30, 2024:

	As of June 30, 2024
	Level 1	Level 2	Level 3	Total
Assets
Cash Equivalents	$8,013,669	$—	$—	$8,013,669
Collateralized Loan Obligations	—	—	135,825,907	135,825,907
Real Estate		—	2,175,000	2,175,000
Total Investments, at Fair Value	$8,013,669	$—	$138,000,907	$146,014,576

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The changes in the Fund’s investments at fair value for which the Fund has classified as Level 3 for the nine month period ended June 30, 2024, are as follows:

	For the Nine Months Ended June 30, 2024
	Collateralized Loan Obligations	Real Estate	Total
Balance, beginning of period	$91,876,730	$2,000,000	$93,876,730
Purchases of investments	72,647,723	—	72,647,723
Proceeds from sales and paydowns of investments (1)	(19,810,905)	—	(19,810,905)
Net realized gains (losses)	(603,040)	—	(603,040)
Accretion of discount (premium)	4,018	—	4,018
Net change in unrealized appreciation (depreciation)	(8,288,619)	175,000	(8,113,619)
Balance, end of period	$135,825,907	$2,175,000	$138,000,907
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(8,229,108)	$175,000	$(8,054,108)

(1)	Includes $9,364,314 of return of capital on CLO investments from recurring cash flows and refinancings.

The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:

The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.

The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of June 30, 2024:

	Fair Value as of	Valuation	Significant Unobservable	Range		Weighted
	June 30, 2024	Techniques	Inputs	Low	High	Average
Collateralized Loan Obligations	$135,825,907	Consensus Pricing	Indicative Quotes	25.3%	78.5%	64.2%
Real Estate	2,175,000	Market Approach	Bid Price	54.4%	54.4%	54.4%
Total Level 3 Investments	$138,000,907

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in CLOs are indicative quotes. Significant decreases in indicative quotes may result in a significantly lower fair value measurement. The Fund’s Real Estate investment is being valued based on an indicative bid received.

4. RISK FACTORS

Investment Risks

Portfolio Fair Value Risk

Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the CLO investments we target. As a result, the Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Adviser has engaged an independent valuation firm to fair value the Fund’s Level 3 investments on a monthly basis. A retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s/instrument’s valuation. The valuation approach may vary by security/instrument but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities

The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.

Collateralized Loan Obligations

The Fund invests in CLOs. Investments in CLO securities involve certain risks. CLOs are generally backed by an asset or a pool of assets that serve as collateral. The Fund and other investors in CLO securities ultimately bear the credit risk of the underlying collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. CLOs may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs. For example, investments in junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Covenant-Lite Loans Risk

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Subordinated Securities

CLO equity and junior debt securities are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which we are invested.

High Yield Investment Risk

The CLO equity and junior debt securities are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

Default Risk

The Fund will be subject to risks associated with defaults on an underlying asset held by a CLO.

●	A default and any resulting loss, as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that the Fund receives from its investments, adversely affect the fair value of the Fund’s assets and could adversely impact the Fund’s ability to pay dividends. Furthermore, the holders of the junior equity and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. The Fund could experience a complete loss of its investment in such a scenario.

●	In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of the Fund’s portfolio.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Senior Management Personnel of the Adviser

Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser and its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

Conflicts of Interest Risk

The Fund’s executive officers and trustees, other current and future principals of the Adviser and certain members of the Adviser’s investment committee may serve as officers, trustees or principals of other entities and affiliates of the Adviser and funds managed by the Fund’s affiliates that operate in the same or a related line of business as the Fund does. Currently, the Fund’s executive officers, as well as the other principals of the Adviser, manage other funds affiliated with Carlyle, including other existing and future affiliated BDCs and registered closed-end funds, including Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Tactical Private Credit Fund. In addition, the Adviser’s investment team has responsibilities for sourcing and managing private debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Fund and its Shareholders. Although the professional staff of the Adviser will devote as much time to management of the Fund as appropriate to enable the Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of the Adviser may have conflicts in allocating their time and services among the Fund, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.

Liquidity Risk

Generally, there is no public market for the CLO investments the Fund targets. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

The Adviser’s Incentive Fee Risk

The Investment Advisory Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. The Incentive Fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Fund’s Managed Assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Market Risks

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 caused materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

Inflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Interest Rate Risk

The senior secured loans underlying the CLOs in which the Fund invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Fund invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have Benchmark floors, if the Benchmark is below the applicable Benchmark floor, there may not be corresponding increases in investment income which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Fund holds.

Transition from LIBOR Risk

Although The London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, certain CLO securities in which we invest may continue to earn interest at (or, from the perspective of the Fund as CLO equity investor, obtain financing at) a floating rate based on LIBOR. LIBOR and other inter-bank lending rates and indices (together with LIBOR, the “IBORs”) are the subject of ongoing national and international regulatory reform. Most, but not all, LIBOR settings are now transitioned to alternative near risk-free rates (“RFRs”).

It is expected that many new financing arrangements entered into by the Fund will therefore likely reference an RFR as the applicable interest rate. The RFRs are conceptually and operationally different from LIBOR. For example, overnight rate RFRs may only be determinable on a ‘backward’ looking basis and therefore are only known at the end of an interest period, whereas LIBOR is a ‘forward’ looking rate. Moreover, certain RFRs (such as Secured Overnight Financing Rate or “SOFR” for U.S. dollar debt) are not well established in the market, and all RFRs remain novel in comparison to LIBOR. There consequently remains some uncertainty as to what the economic, accounting, commercial, tax and legal implications of the use of RFRs will be and how they will perform over significant time periods, particularly as market participants are still becoming accustomed to the use of such benchmarks. As a result, it is possible that the use of RFRs may have an adverse effect on the Fund.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.

Credit Risk

Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price would be adversely impacted.

Credit Spread Risk

Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Prepayment Risk

The assets underlying the CLO securities are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments are subject to prepayment risk. If the Fund or a CLO collateral manager is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.

Volatility Risk

Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Equity Risk

Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk

Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

CARLYLE CREDIT INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Cybersecurity Risk

Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.